UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2017

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2017, AECOM (the “Company”) amended its Certificate of Incorporation to eliminate supermajority voting for business combinations after the Company’s proposal was approved by the Company’s stockholders at its annual meeting of stockholders on March 1, 2017.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on March 1, 2017 (the “2017 Annual Meeting”).  The stockholders considered each of the proposals in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 19, 2017.  Voting results with respect to each proposal submitted at the 2017 Annual Meeting are set forth below.

Proposal 1:  Election of directors to the Company’s Board of Directors to serve until the Company’s 2018 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	WITHHELD	NON VOTES
Michael S. Burke	123,074,979	2,737,101	10,504,749
James H. Fordyce	98,129,420	27,682,660	10,504,749
Senator William H. Frist	125,018,883	793,197	10,504,749
Linda Griego	99,516,479	26,295,601	10,504,749
David W. Joos	125,030,930	781,150	10,504,749
Dr. Robert J. Routs	92,075,834	33,736,246	10,504,749
Clarence T. Schmitz	99,882,282	25,929,798	10,504,749
Douglas W. Stotlar	125,054,993	757,087	10,504,749
Daniel R. Tishman	125,087,446	724,634	10,504,749
Gen. Janet C. Wolfenbarger	125,072,028	740,052	10,504,749

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017:

FOR	AGAINST	ABSTAIN
135,163,240	880,415	273,174

Proposal 3:  Approval of the Company’s Amended and Restated 2016 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	NON VOTES
114,711,854	10,943,039	157,187	10,504,749

Proposal 4:  Approval of an amendment to the Company’s Certificate of Incorporation to eliminate supermajority voting for business combinations:

FOR	AGAINST	ABSTAIN	NON VOTES
125,391,780	310,626	109,674	10,504,749

Proposal 5:  Frequency of future advisory votes on executive compensation:

ONE YEAR	TWO YEAR	THREE YEAR	ABSTAIN	NON VOTES
112,271,154	735,955	12,506,521	298,450	10,504,749

Proposal 6:  Approval of the Company’s executive compensation, on an advisory basis:

FOR	AGAINST	ABSTAIN	NON VOTES
66,011,372	59,201,832	598,876	10,504,749

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

3.1     Certificate of Amendment to the Company’s Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: March 3, 2017	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Deputy General Counsel